UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304 Las Vegas, NV 89101
(Address of Principal Executive Offices)

(775) 295-4295

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (2§40.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 10, 2025, the Board of Directors (the “Board”) of Transuite.Org Inc. (the “Company”) appointed Mr. Weihua Huang and Mr. Shaoli Jiang as independent directors of the Company. Both Mr. Huang and Mr. Jiang have accepted their appointments.

There are no arrangements or understandings between either Mr. Huang or Mr. Jiang and any other person pursuant to which they were selected as directors. There are no family relationships between either Mr. Huang or Mr. Jiang and any director or executive officer of the Company. There are no transactions involving either Mr. Huang or Mr. Jiang that would require disclosure under Item 404(a) of Regulation S-K.

The business background descriptions of the newly appointed directors is as follows:

Mr. Weihua Huang has over 20 years of experience in entrepreneurship, corporate management, and investment. He currently serves as the founder and CEO of Shenzhen Nth Quantitative Trading Technology Co., Ltd., a company focused on quantitative trading technology. Over the past decade, Mr. Huang has been an active investor and advisor in the financial technology and digital assets sector, with experience encompassing areas such as blockchain infrastructure and digital asset exchanges. He has also provided strategic advisory services to several large enterprises. Mr. Huang's background in strategic planning and digital transformation is expected to contribute to the Board's deliberations in these areas.

Mr. Shaoli Jiang has over 15 years of experience in the financial technology and IT sectors. He previously held technology and management positions at companies including Yonyou Network Technology Co., Ltd. and Tencent Holdings Ltd., where he led the development of information systems for clients across various industries. He used to be the General Manager of the National Incubation Center at Shenzhen Cultural Property Exchange and as an Executive Director at Holistic Asset Finance Group. Currently, he is the founder and CEO of GloryEra Holdings, a firm focused on corporate advisory and investment banking services. The Board believes Mr. Jiang's expertise in corporate strategy, digitalization, and financial operations will be valuable to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transuite.Org Inc.

Date: October 10, 2025	By:	/s/ Mengqing Fan
Name: Mengqing Fan
Title: CEO, Director, Chairwoman of the Board

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